MFS SERIES TRUST X

                            MFS NEW ENDEAVOR FUND

         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended, (the "Declaration"), of MFS Series Trust X (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS New Endeavor Fund, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of July 31, 2009 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.


ROBERT E. BUTLER
-------------------------
Robert E. Butler
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

LAWRENCE H. COHN
-------------------------
Lawrence H. Cohn
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

MAUREEN R. GOLDFARB
-------------------
Maureen R. Goldfarb
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

DAVID H. GUNNING
-------------------
David H. Gunning
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

WILLIAM R. GUTOW
-------------------
William R. Gutow
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

MICHAEL HEGARTY
-------------------
Michael Hegarty
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

J. ATWOOD IVES
--------------
J. Atwood Ives
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

JOHN P. KAVANAUGH
-----------------
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT J. MANNING
-----------------
Robert J. Manning
MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT C. POZEN
-----------------
Robert C. Pozen
MFS Investment Management
500 Boylston Street
Boston, MA 02116

J. DALE SHERRATT
-----------------
J. Dale Sherratt
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

LAURIE J. THOMSEN
-----------------
Laurie J. Thomsen
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT W. UEK
-----------------
Robert W. Uek
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116